SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): March 23, 2005

ROANOKE TECHNOLOGY CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

FLORIDA (State or other jurisdiction of Incorporation)	000-26715 (Commission File Number)	22-3558993 (IRS Employer ID No.)

  2720 N. Wesleyan Blvd.

Rocky Mount, North Carolina 27804

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(252) 428-0200

(ISSUER TELEPHONE NUMBER)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIALS STATEMENTS TO A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The consolidated balance sheet and statement of operations included in the financial statements filed by Roanoke Technology Corporation prior to the date of this current report on 8-K will be restated as discussed below On March 23, 2005. Management, after consulting with the independent auditor, determined that the Company had not recorded the value of the beneficial conversion feature and related discount and amortization of the discount on the notes payable in accordance with EITF 98-5. In addition, the Company failed to correctly accrue an officer’s salary in accordance with his employment agreement.

As such, the Company intends to restate its consolidated balance sheet, statement of operations and cash flows for the year ended October 31, 2004 to present such statements in accordance with generally accepted accounting principals in the United States of America and EITF 98-5.

On March 23, 2005, Roanoke Technology Corp. will file an amendment to its October 31, 2004 10-K to restate its previously reported financial results for the fiscal year end 2004 as stated above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROANOKE TECHNOLOGY CORPORATION

By: /s/ David L. Smith, Jr.

David L. Smith, Jr.

President

March 23, 2005